Exhibit 10.2.1.9

SECOND AMENDMENT TO WAIVER AGREEMENT

THIS SECOND AMENDMENT TO WAIVER AGREEMENT (this “Agreement”) is entered into as of the 11th day of August, 2006, by and among CALPINE CONSTRUCTION FINANCE COMPANY, L.P., a Delaware limited partnership (the “Borrower”), CALPINE HERMISTON, LLC, a Delaware limited liability company (“Calpine LLC”), CPN HERMISTON, LLC, a Delaware limited liability company (“CPN LLC”), and HERMISTON POWER PARTNERSHIP, an Oregon general partnership (the “Hermiston Partnership” and, together with Calpine LLC and CPN LLC, the “Guarantors”), the lenders party hereto (the “Lenders”), and GOLDMAN SACHS CREDIT PARTNERS L.P., as administrative agent (together with its successors in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Sole Lead Arranger entered into a Credit and Guarantee Agreement, dated as of August 14, 2003 (as amended on September 12, 2003, January 13, 2004, March 5, 2004, and March 15, 2006, and as may be further amended from time to time, the “Credit Agreement”), pursuant to which the Borrower borrowed, on a non-recourse basis as described in the Credit Agreement, $385,000,000 in aggregate principal amount of First Priority Senior Secured Institutional Term Loans due 2009;

WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent entered into a Waiver Agreement dated as of June 9, 2006 (the “Waiver Agreement”) pursuant to which the Lenders waived the Specified Defaults (as defined therein);

WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent entered into an amendment to the Waiver Agreement on August 4, 2006, pursuant to which Section 4 of the Waiver Agreement was amended to substitute “August 11, 2006” in place of “August 4, 2006” in clause (i) thereof; and

WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent desire to amend the Waiver Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Definitions. Unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

2.            Amendment. Section 4 of the Waiver Agreement is hereby amended to substitute “August 25, 2006” in place of “August 11, 2006” in clause (i) thereof.

3.            Conditions. The effectiveness of Section 2 of this Agreement is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Requisite Lenders):

(a)          the Borrower and the Guarantors named as signatories hereto and the Requisite Lenders shall have executed and delivered to the Administrative Agent their respective counterparts of this Agreement;

(b)          an amendment to waiver agreement (in form and substance reasonably acceptable to the Administrative Agent) with the Holders of Notes shall have been negotiated and shall become effective concurrently with this Agreement, provided, that any conditions to effectiveness or consideration made available to the Holders of Notes for such agreement shall be made available to the Administrative Agent and the Lenders as conditions to effectiveness of, or as consideration for, this Agreement.

4.            Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to each Lender and the Administrative Agent that (a) this Agreement has been duly authorized, executed and delivered by the Borrower or Guarantor, as applicable, and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of generally applicability relating to or affecting creditors’ rights and to general equity principles; (b) the execution and delivery of this Agreement (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or Guarantor, as applicable, or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Borrower or Guarantor, as applicable, is a party or by which the Borrower or Guarantor, as applicable, is bound; and (c) no Default or Event of Default under the Credit Agreement exists and is continuing.

5.            Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

6.            Continuing Effect of the Waiver Agreement and Credit Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or the Guarantors under the Waiver Agreement or Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Waiver Agreement and Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Waiver Agreement or Credit Agreement in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provision of the Waiver Agreement specifically referred to herein.

7.            Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

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8.            Headings. Headings herein are include herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

9.            Administrative Agent’s Expense. Without limiting any of the Administrative Agent’s rights, or any of the Borrower’s obligations under Section 13.02 of the Credit Agreement, the Borrower hereby agrees to promptly reimburse the Administrative Agent for all reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement or any document, instrument, agreement delivered pursuant to this Agreement.

10.          Preservation of Prior Representations. Notwithstanding anything herein to the contrary, all agreements, admissions, affirmations, representations, ratifications and releases by the Borrower and each Guarantor made in the Waiver Agreement dated March 15, 2006, including, but not limited to, those in Sections 6 and 8 thereof, are expressly confirmed and preserved.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CALPINE CONSTRUCTION FINANCE

COMPANY, L.P.

By:	/s/ Zamir Rauf
Name:	Zamir Rauf
Title:	Vice President

CALPINE HERMISTON, LLC

By:	/s/ Zamir Rauf
	Name:	Zamir Rauf
	Title:	Vice President

CPN HERMISTON, LLC

By:	/s/ Zamir Rauf
	Name:	Zamir Rauf
	Title:	Vice President

HERMISTON POWER PARTNERSHIP

By:	/s/ Zamir Rauf
	Name:	Zamir Rauf
	Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Administrative Agent, Sole Lead Arranger,

Syndication Agent and a Lender

By:	/s/ Bruce H. Mendelsohn
	Name:	Bruce H. Mendelsohn
	Title:	Authorized Signatory

[Signature Page to Second Amendment under Credit Agreement]

CONSENTING LENDER:

WATCHTOWER CLO I PLC

By:	Citadel Limited Partnership,
Collateral Manager
By:	Citadel Investment Group, LLC,
as General Partner

By:	/s/ Christopher L. Ramsey
	Name:	Christopher L. Ramsey
	Title:	Authorized Signatory

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CONSENTING LENDER:

NORTHWOODS CAPITAL VI, LIMITED

	BY:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER
By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

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CONSENTING LENDER:

CYPRESS POINT TRADING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

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CONSENTING LENDER:

SEMINOLE FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

[Signature Page to Second Amendment under Credit Agreement]

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CONSENTING LENDER:

SIL/SIL 2 Loan Funding, LLC

By:	/s/ Jose Mayorga
	Name:	Jose Mayorga
	Title:	Officer

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CONSENTING LENDER:

SIL/SIL 2 Loan Funding, LLC

By:	/s/ Jose Mayorga
	Name:	Jose Mayorga
	Title:	Officer

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CONSENTING LENDER:

BEAR STEARNS INVESTMENT PRODUCTS INC.

By:	/s/ John McDermott
	Name:	John McDermott
	Title:	Vice President

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CONSENTING LENDER:

CITIBANK, N.A.

By:	/s/ Thomas A. Neville
	Name:	Thomas A. Neville
	Title:	Attorney-in-fact

[Signature Page to Second Amendment under Credit Agreement]

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CONSENTING LENDER:

CDL LOAN FUNDING LLC

CITIBANK, N.A.

By:	/s/ Thomas A. Neville
	Name:	Thomas A. Neville
	Title:	Attorney-in-fact

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CONSENTING LENDER:

Highland Floating Rate Advantage Fund

By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Senior Vice President

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CONSENTING LENDER:

ELF Funding Trust I

By:	Highland Capital Management, L.P., As

Collateral Manager

By:		Strand Advisors, Inc., Its General Partner
By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Assistant Treasurer,
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

< PAGE >

[Signature Page to Second Amendment under Credit Agreement]

CONSENTING LENDER:

Highland Floating Rate LLC

By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Senior Vice President

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CONSENTING LENDER:

Grand Central Asset Trust, SIL Series

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

< PAGE >

CONSENTING LENDER:

Grand Central Asset Trust, SIL Series

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

< PAGE >

CONSENTING LENDER:

Mulberry Master Fund Ltd.

By:	/s/ Ara Cohen
	Name:	Ara Cohen
	Title:	Director

< PAGE >

[Signature Page to Second Amendment under Credit Agreement]

CONSENTING LENDER:

SPCP Group, L.L.C.

By:	/s/ Richard Petrilli
	Name:	Richard Petrilli
	Title:	Authorized Signatory

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CONSENTING LENDER:

FIELD POINT I, LTD.

By:	/s/ Richard Petrilli
	Name:	Richard Petrilli
	Title:	Authorized Signatory

< PAGE >

CONSENTING LENDER:

FIELD POINT II, LTD.

By:	/s/ Richard Petrilli
	Name:	Richard Petrilli
	Title:	Authorized Signatory

< PAGE >

CONSENTING LENDER:

MERRILL LYNCH CREDIT PRODUCTS, LLC

By:	/s/ Nevda Darias
	Name:	Nevda Darias
	Title:	Vice President

< PAGE >

[Signature Page to Second Amendment under Credit Agreement]

CONSENTING LENDER:

REDWOOD CAPITAL

By:	/s/ Jonathan Koraten
	Name:	Jonathan Koraten
	Title:	Redwood Master Fund, Ltd. Director

< PAGE >

CONSENTING LENDER:

Stonehill Institutional Partners, L.P.

By:	/s/ Wayne Teetsel
	Name:	Wayne Teetsel
	Title:	General Partner

< PAGE >

CONSENTING LENDER:

Stonehill Offshore Partners, LLC

By:		Stonehill Capital Management LLC
By:	/s/ Wayne Teetsel
	Name:	Wayne Teetsel
	Title:	Managing Member

< PAGE >

CONSENTING LENDER:

Grand Central Asset Trust, KMT Series

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

< PAGE >

[Signature Page to Second Amendment under Credit Agreement]

CONSENTING LENDER:

MEDTRONIC INC. RETIREMENT

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

NEW JERSEY TRANSIT

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	CFO of Metropolitan West Asset
Management, LLC, as agent

< PAGE >

CONSENTING LENDER:

THE NORTHERN CALIFORNIA NEWS MEDIA

GUILD RETIREMENT PLAN

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	CFO of Metropolitan West Asset
Management, LLC, as agent

< PAGE >

[Signature Page to Second Amendment under Credit Agreement]

CONSENTING LENDER:

ADVENTIST HEALTH SYSTEM

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

ILLINOIS STATE UNIVERSITIES

RETIREMENT SYSTEM

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	CFO of Metropolitan West Asset
Management, LLC, as agent

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CONSENTING LENDER:

METROPOLITAN WEST

TOTAL RETURN BOND FUND

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	Treasurer

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[Signature Page to Second Amendment under Credit Agreement]

CONSENTING LENDER:

METROPOLITAN WEST HIGH YIELD BOND

FUND

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	Treasurer

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CONSENTING LENDER:

SEI INSTITUTIONAL INVESTMENT

MANAGED TRUST HIGH YIELD BOND FUND

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	CFO of Metropolitan West Asset
Management, LLC, as agent

< PAGE >

CONSENTING LENDER:

SEI GLOBAL MASTER FUND HIGH YIELD

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	CFO of Metropolitan West Asset
Management, LLC, as agent

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[Signature Page to Second Amendment under Credit Agreement]

CONSENTING LENDER:

WESTGATE STRATEGIC INCOME FUND

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	Director

< PAGE >

CONSENTING LENDER:

THE FOOTHILL GROUP, INC.

By:	/s/ Dennis R. Ascher
	Name:	Dennis R. Ascher
	Title:	Sr. VP

< PAGE >

CONSENTING LENDER:

SEI INSTITUTIONAL INVESTMENT TRUST HIGH YIELD

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	CFO of Metropolitan West Asset
Management, LLC, as agent

< PAGE >

[Signature Page to Second Amendment under Credit Agreement]